Exhibit 99.2

BitFuFu Presentation The Future Is Mine January 2022

Disclaimer This presentation (this “Presentation”) is provided solely for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt . It has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Finfront Holding Company (the “Company”) and Arisz Acquisition Corp . (“Arisz”) and related transactions (the “Proposed Business Combination”) and for no other purpose . The information contained herein does not purport to be all - inclusive . The data contained herein is derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein . Any data on past performance or modeling contained herein is not an indication as to future performance . Arisz and the Company assume no obligation to update the information in this presentation, except as required by law . Furthermore, any and all trademarks and trade names referred to in this presentation are the property of their respective owners . No Representation or Warranties All information is provided “AS IS” and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation . To the fullest extent permitted by law in no circumstances will Arisz, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . Neither Arisz nor the Company has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness . This data is subject to change . In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company or the Proposed Business Combination . Viewers of this Presentation should each make their own evaluation of the company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . Forward Looking Statements This presentation contains forward - looking statements made pursuant to the Safe Harbor provisions under the United States Privat e Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company’s expected future operating results; financial performance an d p otential revenues, sales forecast, sales funnel and sales pipeline; business strategy, various addressable markets, anticipated trends, growth, and developments in markets in wh ich it operates; the market adoption of its technology and products; the capabilities, performance, and advancement of its technology and products; its projected factory expansion and economics; its pro forma information; and its future product development and roadmap. 2

Disclaimer (continued) These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Arisz’s and the Company’s management and are not predictions of actual performance . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “predict,” “potential,” “project,” “pro forma,” “seem,” “seek,” “future,” “outlook,” “model,” “target,” “goal,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward - looking statements will contain these identifying words . All forward - looking statements are based on current assumptions, expectations and beliefs, and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward - looking statements . These forward - looking statements should not be relied upon as representing Arisz’s and the Company’s assessments as of any date subsequent to the date of this Presentation . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability . However, while Arisz and the Company may elect to update these forward - looking statements at some point in the future, Arisz and the Company specifically disclaim any obligation to do so, whether as a result of new information, new developments, future events, or otherwise . Use of Projections This Presentation contains projected financial information with respect to the Company . Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties . See “Forward - Looking Statements” above . Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . Industry and Market Data In this Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which the Company competes and other industry data . We obtained this information and statistics from third - party sources, including reports by market research firms and company filings . Financial Information ; Non - GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by Arisz with the SEC, and such differences may be material . In particular, all Company projected financial information included herein is preliminary and subject to risks and uncertainties . Any variation between the Company’s actual results and the projected financial information included herein may be material . This presentation also contains non - GAAP financial measures and key metrics relating to the combined company’s projected future performance . A reconciliation of these non - GAAP financial measures to the corresponding GAAP measures on a forward - looking basis is not available because the various reconciling items are difficult to predict and subject to constant change . 3

Disclaimer (continued) No Offer or Solicitation This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended, or an exemption therefrom . INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . Important Information About the Proposed Business Combination and Where to Find It In connection with the proposed business combination, Arisz (or a subsidiary of Arisz) intends to file with the SEC a Registration Statement on Form S - 4 or Form F - 4 , which will include and serve as a proxy statement/ prospectus (the “Registration Statement”) that will be distributed to holders of Arisz common stock in connection with Arisz’s solicitation of proxies for the vote by Arisz’s stockholders with respect to the Proposed Business Combination and other matters as described in the Registration Statement . Arisz will mail a definitive proxy statement (the “Proxy Statement”), when available, to its stock holders . INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARISZ, THE COMPANY AND THE PROPOSED BUSINESS COMBINATION . Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and the Proxy Statement (when available) and all other documents filed with the SEC by Arisz through the website maintained by the SEC at http : //www . sec . gov, or by directing a request to Arisz at 199 Water St, 31 st Floor, New York, NY 10038 . The information contained on, or that may be accessed through, the website referenced in this presentation is not incorporated by reference into, and is not a part of, this presentation . INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . Participants in the Solicitation Arisz and the Company and their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed business combination . Information about the directors and executive officers of Arisz is set forth in its final prospectus dated November 17 , 2021 , as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of that filing . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be in the proxy statement/prospectus included in the Registration Statement and other relevant materials to be filed with the SEC regarding the proposed business combination when they become available . Stockholders, potential investors and other interested persons should read the proxy statement/prospectus included in the Registration Statement carefully when it becomes available before making any voting or investment decisions . You may obtain free copies of these documents as indicated above . Bitfufu and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Arisz in connection with the proposed business combination . A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Registration Statement/proxy statement pertaining to the proposed transaction when it becomes available for the proposed business combination . 4

Transaction Summary Background Pro Forma Ownership & Valuation Key PIPE Investor s Timing and Conditions Alignment of Interests • BitFuFu entered into a definitive merger agreement with Arisz Acquisition Corp. (“ARIZ”) on Jan. 21, 2022; • The combined company is expected to be re name d BitFuFu Inc. and trade under the ticker (“FUFU”) post - closing • Pro forma equity value of $1.66 billion; $1.51 billion enterprise value; - Implies 4. 6 x 2022E revenue 1 ; 3. 3 x December 2022E annualized recurring revenue 1 ; $151 Th/s in 2022, respectively • BitFuFu management and shareholders will collectively own 90% at the closing of the merger • BitFuFu will roll 100% equity into the transaction; • 100% of the BitFuFu founding shareholders are subject to a 6 - month lock - up • $70 million PIPE led by strategic investors including Bitmain and Antpool at $10.00/share • $50 million minimum cash required for closing, currently satisfied by the PIPE investment; • Transaction expected to close in Q3 2022 5 Governance • The board of BitFuFu will consist of at least 5 directors; • Antpool is expected to appoint 1 director at the closing of the merger ; Arisz will nominate 1 director Note: 1. Assuming an average Bitcoin price at $45,000 during 2022, based on a 30 - day average of the close price of BTC (UTC time) of $45, 216.4, ending in 1 day prior to the date of the definitive merger agreement. BTC price data is obtained from the latest data available in UTC time on yahoo finance.

Investment Highlights World Leading Cloud - Mining and Fast - Growing Digital Asset Service Provider Industry - Leading Technology Platform with State - of - the - Art Mining Machines Proven Track Record of Financial Performance Execution - Minded and Experienced Management Team The Only Cloud - Mining Strategic Partner of to date 1 Note: as of January, 2022 $70 million PIPE Investment Led by and 6

BitFuFu, A World - Leading Cloud - Mining, Fast - Growing Digital Asset Service Provider 7

BitFuFu - Leader in the Global Cloud - Mining Industry Facilitate Industry Vertical Integration Scale Mining Farm Supply Upgrade Service Capabilities 3 3, 000 Peak Number of Miners Under Management 140MW Hosting Capacity ≈$ 100 m 2021 Revenue Notes: 1. As of 12/31/2021. 2. Unaudited; based on BitFuFu’s management estimates. 3. Forecasted numbers are based on BitFuFu’s estimates, a ssuming an average Bitcoin price at $45,000 during 2022, based on a 30 - day average of the close price of BTC (UTC time) of $45,2 16.4, ending in 1 day prior to the date of the definitive merger agreement. BTC price data is obtained from the latest data availab le in UTC time on yahoo finance. 1 BitFuFu by Numbers Growth Strategy 1 2 3 ≈$ 330 m 2022 Estimated Revenue 3 3 Eh/s Hashrate Under Management 1 8

BitFuFu At A Glance Miner Hosting Cloud Mining Self Mining Seamless transition between self - mining and cloud mining to mitigate market risks and optimize operational efficiency BitFuFu provides stable and intelligent hashrate service solutions and enables global customers to mine digital assets effici ent ly Provides miner (server) rental service in the form of cloud - mining at a lower cost Users own mining machine property rights and mining output while enjoying asset appreciation 9

December 2021 BitFuFu became a fast - growing company in the digital asset mining industry globally. December 2020 Hashrate sharing and trading platform went live. March 2021 Antpool & BitFuFu commenced cooperation. May 2021 Bitmain & BitFuFu reached strategic cooperation, providing miner supply and hosting support. July 2021 Bitmain invested in BitFuFu. December 2021 Peak number of miners under management reached 33,000. Key Milestones Notes: 1. Unaudited. Based on BitFuFu ’ s management estimate. 10 ≈ $100 Million 2021 Revenue 1

38% Digital Asset Market Capitalization 1 Other Bitcoin Notes: 1. Source: coinmarketcap, as of January 18, 2022. 2. Source: THE BLOCK <The Block Research 2022 Digital Asset Outlook> 3. Including Marathon (MARA), Riot Blockchain (RIOT), Hut 8 (HUT), Hive Blockchain (HIVE), Cipher Mining (CIFR), TeraWulf (WULF), Bitfarms (BITF), Greenidge Generation (GREE), Argo Bloackchian (ARB); Data Source: Capital IQ, as of 01/18/2022. 4. Source: CoinGecko. BTC Mining Revenue in 2021 $15.3 Billion The Aggregate Market Capitalization of Major Public Digital Asset Mining Companies $10.9 Billion Bitcoin Market Capitalization Growth Rate in 2021 62% Strong Potential in a High - Growth Market 2 3 4 $790 Billion $1.97 Trillion 11

3.2 3 3 2 2 1.605 1.25 1.1 Marathon BitFuFu Riot Bitfarms Hut 8 Argo Hive TeraWulf Hashrate Under Management (EH/s ） Industry Leader at Scale – Cloud - Mining Industry in 2021 Notes: 1. BitFuFu data as of 12/31/2021; all from managed third party hashrate . 2. Total hosting capacity available for service. 3. Source: Hashrate and Hosting Capacity are obtained from the latest IR presentations and official press releases of the compan ies : Marathon (December 2021), Riot Blockchain (December 2021), Core Scientific (October 2021), Bitfarms (November 2021), Hut 8 (December 2021), Hive Bl ockchain (October 2021), Argo (December 2021). 4. Marathon ’ s data is disclosed as the contracted facility beginning from 2020. 1 12 3 350 140 109 106 105 50 50 45 Riot BitFuFu Hut 8 Bitfarms Marathon Hive TeraWulf Argo Hosting Capacity (MW ） 3 2 4

The Only Cloud - Mining Strategic Partner of Bitmain to Date 13 Note: as of January, 2022 1

• Bitmain is a world - leading cryptocurrency mining hardware manufacturer . • Bitmain invested in BitFuFu in July 2021 and further committed to leading the PIPE investment in connection with the merger. • $70 million total PIPE investment at $10.00 per share led by Bitmain and Antpool, a world - leading Bitcoin mining pool 1 . 14 Source: 1. Based on all - time historical data from BTC.com as of January 20, 2022

The Only Cloud-Mining Strategic Partner of BITMAIN to Date

Bitmain supports BitFuFu with its top-tier mining resources

Mining Farms

- 10-year 300MW[1] miner hosting capacity cooperation
- Competitive electricity and hosting fees

Miner Supply

- S-level client of Bitmain accessing various VIP privileges, the highest level in Bitmain
- Competitive miner supply & computing power cooperation

Marketing

- Global marketing collaboration with Bitmain, resulting in lower customer acquisition and marketing spend for BitFuFu

Operations

- Maintenance center to improve operational efficiencies
- AntSentry miner management platform to monitor miner data

Notes :

1. Maximum 300MW contracted. Delivery schedule for the rest subject to adjustments.

THE FUTURE IS MINE 15

Profitable Business Model with Strong Operational Efficiencies 16

Business Highlights Globally distributed mining facilities to ensure stable power supply - World - wide operations Efficient business model to manage market volatility - Seamless transitioning between cloud - mining and self - mining Industry leading technology platform - Underpinned by the Aladdin system to ensure secure and transparent transactions One - stop mining solution for all customers - One click, real time 17

Business Model Overview Hashrate Slicing and Trading Miner Operation Monitoring Mining Farms Data Monitoring Profit Management System Mining Pool Saas Service Technical Service Notes: 1. Self - operated mining farms starting from February 2022. 18 Mining Farms Contracted Self - operated Miner Self - owned Manage for third - party Operation Revenue Streams Customers Institutional Hashrate Buyers Miner Hosting Cloud Mining 1 Retail Hashrate Buyers + + + + Miner Sales (Existing) (Existing) Self Mining 1 (2022) (Existing)

1 BitFuFu offers its users a one - stop cloud - mining and miner hosting service. - BitFuFu manages all operations for customers, including miner purchase, transportation maintenance and electricity bill payment - Customers can view and manage mining status in real time on their mobile phones. Customers can purchase and resell hashrate on the BitFuFu platform 2 3 One - Stop Mining Solution for All Customers • Customers place orders. • BitFuFu manages all mining operations to allow customers to start mining with one click. 19

Globally Distributed Mining Data Center Ensures Stable Power Supply 8MW 30MW 10MW 50MW 2MW 20MW 10MW 10MW Planned Farms in USA (2022) Notes: 1. Maximum 300MW contracted. Delivery schedule for the rest subject to adjustments. 2. Facilities located in Kazakhstan will be gradually transferred to other global farms. 140MW in use as of December 31, 2021 300MW capacity in the pipeline Managed hashrate from third party 3E (EH/S) Peak Number of Miners Under Management 33,000 in 2021 1 1 20

The Aladdin System - Industry Leading Technology Platform

- Standardization
- Transparency
- Flexibility
- Security

- Aladdin is the ultra-large scale hashrate management and dispatching system developed independently by BitFuFu.
- The system consists of three core systems: Dispatcher Engine, Proxy System and BitFuFu Sentry, the miner monitoring system.
- The Aladdin system has a maximum capacity of millions and brings efficiency, authenticity and security to hash power and provides service to users around the world.


BitFuFu Mining Platform
BitFuFu Dispatcher Engine
Power fluctuates within 1%.
BitFuFu Proxy System
Provides stable computing power service to users.
BitFuFu Sentry
Monitors the operation status of miners in real time.
Aladdin
Mining Pools
Antpool
F2Pool
Poolin

THE FUTURE IS MINE
21

Operational Flexibility to Manage Market Volatility Adapt each business sector to maintain revenue growth and increase profit margin when navigating market volatility Diversified Revenue Streams to Manage Volatility from Bitcoin Price Fluctuations Cloud - Mining Self - Mining Miner - Hosting 22 Miner Sales & Other Services Ability to sell own miners as ancillary revenue Hosting and managing third - party miners to attract high quality partners in the supply chain. Self - mining to optimize hashrate use. Various service packages of different durations throughout the bull/bear cycle.

Growth Strategy Supply Chain Consolidation and Vertical Integration Scale Mining Farms with ESG Focus Upgrade Service Capability Keep improving the integration capabilities of the supply chain and develop high - quality partners. Higher clean energy supply planned in 2022 worldwide, focusing on renewables. Create an integrated, visualized and intelligent mining service, supported by innovative technologies and blockchain networks. 23

Proven Track Record of Financial Performance 24

Scaling the Business While Delivering Results 100 330 2021 2022E Revenue (in Millions USD) 33,000 55,000 45,000 2021 2022E Number of Mining Machines Manage for third-party Self-owned Miners Notes: 1. Unaudited results as of December 31, 2021, based on BitFuFu ’ s management estimates. 2. Management estimated results for 2022, assuming a Bitcoin price at $45,000 during 2022, based on a 30 - day average of the close price of BTC at $45,216.4, ending in 1 day prior to the date of the definitive merger agreement. BTC price data is obtained from the latest data available in UTC time on yahoo finance. 3. 80% of mining machines estimated to be Antminer S19pro; 20% of mining machine estimated to be Antminer S19i. 3 5.5 4.5 2021 2022E Hashrate （ EH/s ） Managed hashrate from third party Self-owned hashrate （ 1 ） 1 2 3 1 1 2 2 25

Notes: 1. Unaudited results as of December 31,2021, based on the management estimates. The company started operations in December 2020. 2. Management estimated results for 2022, assuming a Bitcoin price at $45,000 during 2022, based on a 30 - day average of the close price of BTC at $45,216.4, ending in 1 day prior to the date of the definitive merger agreement. BTC price data is obtained from the latest data available in UTC time on yahoo finance. 3. Adjusted EBITDA is a non - GAAP financial measure. EBITDA= net profit bebore interest, taxation, depreciation and amortization, adjusted for share - based compensation as a result of anticipated equity - based awards for incentive purposes. BitFuFu did not recognize share - based compensation in 2021. 4. Adjusted net profit is a non - GAAP financial measure that represents the non - GAAP net profit which excludes the share - based compensation as a result of anticipated equity - based awards for incentive purposes. BitFuFu did not recognize share - based compensation in 2021. Financial Performance Adjusted Net Profit 4 Adjusted EBITDA 3 Revenue 2021 & 2022E Financial Performance 100 6 5 330 100 50 Revenue EBITDA Adjusted Net Profit (in Millions USD) 1 230% 1,567% 900% 2021 2022E 2021 2022E 2021 2022E 1 1 2 2 2 26

Execution - Minded, Experienced Management Team 27

Experienced Management Team



Leo Lu
CEO,
Director

- Leader in the blockchain and finance industries.
- Former Director of Bitmain, responsible for cryptocurrency related products.
- Former manager of financial market IT department at a multinational commercial bank.



Alex Fan
CTO

- Years of experience in frontier internet research and development, worked at blockchain and internet giants.
- Former engineer of Bitmain, responsible for system structure architecture.
- Responsible for infrastructure, system stability and global link assurance of BitFuFu, as well as exploring and implementing cutting-edge blockchain technologies.



Micheal Woo
CMO

- Years of blockchain, gaming & telecommunication experience; expert in global marketing and publishing; experience in global business cooperation with internet giants.
- Former marketing manager at Bitmain.

BitFuFu Team

With rich knowledge in finance and technology, the BitFuFu team is comprised of members from industry-leading traditional financial institutions, internet giants and blockchain unicorns

THE FUTURE IS MINE 28

29 Transaction Overview

Illustrative Transaction Summary

Sources & Uses

Sources	Amount ($m)
Cash Held in SPAC Trust[1]	$69.0
BitFuFu Shareholder Equity Rollover	$1,500.0
Equity Issued for SPAC Sponsor and Others	$20.7
PIPE Investment	$70.0
Total Sources	**$1,659.7**

Uses	Amount ($m)
BitFuFu Shareholder Equity Rollover	$1,500.0
Equity Issued for SPAC Sponsor	$20.7
Cash to Balance Sheet[1]	$129.0
Assumed Transaction Expenses	$10.0
Total Uses	**$1,659.7**

Notes:

1. Assumes no redemptions.
2. Including rights. Not giving into effect private and public warrants striking at $11.50/share, excluding underwriter UPO and M&A advisory shares.
3. Including the company's unaudited cash balance of $11 million and cryptocurrency balance of $12.6 million as of December 31, 2021.
4. Pro forma growth adjusted EV/December 2022E annualized recurring revenue is calculated as (Pro Forma Enterprise Value /2022E December ARR /(2021-2022E December ARR CAGR x 100).

Pro Forma Valuation

Particulars	Amount ($m)
Share Price	$10.0
Pro Forma Shares Outstanding [2]	166.3
Pro Forma Equity Value	**$1,663.1**
(+) PF Debt	-
(-) PF Cash[3]	$(140.1)
(-) Market Value of Cryptocurrencies[3]	$(12.6)
Pro Forma Enterprise Value	**$1,510.5**

Pro Forma EV / 2022E Revenue	Multiples
Pro Forma EV/2022E December ARR	**3.3x**
Pro Forma EV/2022E Revenue	**4.6x**
Pro Forma Growth Adjusted EV/2022E ARR[4]	**0.01x**

Pro Forma Ownership


PIPE Investors
4.2%
SPAC Public Shareholders
4.4%
SPAC Sponsor & Others
1.2%
BitFuFu Shareholders
90.2%

THE FUTURE IS MINE
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0.01x 0.01x 0.13x 0.04x 0.07x 0.00x 0.05x 0.10x 0.15x 0.20x 0.25x 0.30x $151.0 $183.0 $241.2 $235.2 $217.8 -$1.0 $49.0 $99.0 $149.0 $199.0 $249.0 $299.0 3.2x 3.4x 4.5x 4.4x 4.1x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x $15,104.8 $18,300.5 $22,726.5 $16,566.2 -$1.0 $4,999.0 $9,999.0 $14,999.0 $19,999.0 $24,999.0 Comps. Average: $219.3 Peer Valuations – Significant Discount to Comparables EV / December 2022E Annualized Adjusted Revenue 1 Comps Average: $19,197.7 Growth Adjusted EV / December 2022E Annualized Adjusted Revenue 3 EV / 2022E Miner ($/Miner) EV / 2022E Hash Rate ($/TH/s) Notes: Source: CapIQ, FactSet, Company Reports as of 01/18/2022. 1. Comparable companies’ December 2022E Annualized Adjusted Revenue is calculated as (December 2022 Estimated Hashrate / Estimat ed Network Hashrate of 327 EH/s ) x (6.25 BTC Block Rewards + 1.11 BTC Transaction Fee ) x (52,560 blocks per year) x $ 45,000 estimated Bitcoin price, assuming a Bitcoin price at $45,000 during 2022, based on a 30 - day average of the close price of BTC at $45,216.4, ending in 1 day prior to the date of the definitive merger agreement. BTC price data is obtained from the latest data available in UTC time on yahoo finance. Total 2022 network hashrate estimate is obtained from “ 202 2 Year End Bitcoin Hashpower Estimates, Nudging Down to 327 EH/s on Power, Semi Delivery Schedules, Bitooda, January 6, 2022”. 2022 transaction fee estimate is obtained from “2021 Year End Bitcoin Hashpower Estimates: Raising to 198 EH/s; Updating Cost Curve, Mining Costs and Mining Reserve Estimates, Bitooda, September 16, 2021”. 2022 year - end hashrate estimates and number of miners are obtained from the latest IR presentations and official press releases of the comparable companies as of middle of 2022 or 2022 year - end, which ever is available; 2. Including self - owned and third - party miners. 3. Comparable companies’ metrics are calculated as (Enterprise Value/2022E December annualized adjusted revenue /(2021 - 2022E Decemb er annualized adjusted revenue CAGR x 100). 31 Comps Average: 4.1x Comps Average: 0.06x 2

Risk Factors (1/8) This presentation (this “Presentation”) is provided solely for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt . It has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Finfront Holding Company (the “Company”) and Arisz Acquisition Corp . (“Arisz”) and related transactions (the “ Proposed Business Combination”) and for no other purpose . Unless the context otherwise requires, all reference in this subsection to the “Company,” “BitFuFu,” “we,” “us” or “our” refer to the business of BitFuFu prior to the consummation of the Proposed Business Combination . The risks presented below are some of the general risks to the business and operations of BitFuFu, the digital asset industry and other transaction related risks . You should carefully consider these risks and uncertainties and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in BitFuFu or Arisz before making an investment decision . Risks relating to the business of BitFuFu will be disclosed in future documents relating to the Proposed Business Combination filed or furnished with the SEC . The risks presented in such flings will be consistent with those that would be required for a public company in SEC filings and may differ significantly from and be more extensive than those presented below . These risk factors are not exhaustive, and investors are encouraged to perform their own investigation with respect to the business, financial condition and prospects of BitFuFu . Investors should carefully consider the following risk factors in addition to the information included in the Presentation . BitFuFu may face additional risks and uncertainties that are not presently known to it, or that it currently deems immaterial, which may also impair BitFuFu’s business or financial condition . Risks Related to BitFuFu’s Business and the Digital asset Industry 1. The limited operating history and rapid growth of BitFuFu may make it difficult to evaluate its business and prospects, and its historical financial results may not be indicative of its future performance . 2. It may be or become illegal to acquire, own, hold, sell or use digital assets, participate in the digital asset networks, or transfer or utilize digital assets in jurisdictions where BitFuFu operates due to adverse changes in the regulatory and policy environment in such jurisdictions, which could materially and adversely affect its business, financial position and results of operations . 3. If BitFuFu fails to continuously innovate and to provide services and products that meet the expectations of its customers, it may not be able to attract new customers or retain existing customers, and its business, financial position and results of operations may be adversely affected . 4. BitFuFu relies on a limited number of suppliers to supply it with digital asset mining equipment and hosting services and may not be able to obtain such supply at competitive prices during times of high demand, which could have a material adverse effect on its business, financial condition and results of operations . 5. BitFuFu’s results of operations could be significantly affected by price fluctuations of digital assets, and its business, financial condition and results of operations could be materially and adversely affected by a significant drop in the prices of digital assets and Bitcoin in particular . 6. Mining digital assets requires significant electric power , and the inability to obtain power resources at commercially viable terms could have a material adverse effect on BitFuFu’s business, financial condition and results of operations . 7. BitFuFu may not be able to compete effectively against its current and future competitors , and it may not be able to maintain its competitive position as digital asset networks experience increases in the total network hashrate . 32

Risk Factors (2/8) 8. BitFuFu may be vulnerable to security breaches, or be exposed to cybersecurity threats, which could disrupt its operations, subject it to customers’ claims, and materially and adversely affect its business, financial condition and results of operations . 9. A slowdown in the demand for blockchain technology or blockchain hosting resources, or lack of market acceptance of blockchain networks and digital assets could have a material adverse effect on BitFuFu’s business, financial condition and results of operations . 10. If BitFuFu fails to accurately estimate the factors upon which it bases its contract pricing, it may generate less profit than expected or incur losses on those contracts, which could have a material adverse effect on its business, financial condition and results of operations . 11. Increases in hosting costs, power costs and other important cost items may cause BitFuFu to mine digital assets less cost - efficiently, which may reduce its operating and profit margins, and adversely affect its business, financial condition and results of operations . 12. The average selling prices of BitFuFu’s services and products may fluctuate from time to time, which may in turn adversely affect BitFuFu’s profitability and financial condition . 13. Power outage and labor disputes may result in disruption of BitFuFu’s business . 14. BitFuFu has derived a substantial portion of its revenue from sales to a limited number of customers, which may expose it to risks relating to customer concentration . 15. Delays in the expansion of existing mining data centers or the construction of new mining data centers or significant cost overruns could adversely affect BitFuFu’s business . 16. Concerns about greenhouse gas emissions and global climate change may result in environmental taxes, charges, assessments or penalties and could have a material adverse effect on BitFuFu’s business, financial condition and results of operations . 17. BitFuFu faces risks associated with the expansion of its operation globally and may be unable to expand into additional international markets, execute its growth strategies or effectively maintain its rapid growth . 18. If there are significant changes to the method of validating blockchain transactions, such changes could adversely affect BitFuFu’s proprietary mining business and reduce demand for its products and services . 19. BitFuFu’s future success depends on its ability to keep pace with rapid technological changes that could make its current or future technologies less competitive or obsolete . 20. If BitFuFu is unable to maintain or enhance its brand recognition, its business, financial condition and results of operations may be materially and adversely affected . 21. Any failure of BitFuFu’s services and products to meet the applicable quality standards could adversely affect its reputation, business and results of operations . 22. Substantial increases in the supply of mining machines connected to digital asset networks, in particular, the Bitcoin network, would lead to an increase in network hashrate capacity, which in turn would increase mining difficulty and negatively affect the economic returns of digital asset mining activities, which would decrease the demand for and/or pricing of BitFuFu’s products and services . 33

Risk Factors (3/8) 22. Any failure in the critical systems of BitFuFu’s facilities or its cloud - mining service platform could disrupt BitFuFu’s business and cause damages to its customers, which may subject it to legal liabilities and harm its reputation, all of which could have a material adverse effect on its business, financial condition and results of operations . 23. BitFuFu may be required to relocate its mining data centers due to lease disputes and changes in applicable regulations, which could disrupt its operations and adversely affect its business, financial condition and results of operations . 24. BitFuFu may be involved in legal and other disputes from time to time arising out of its operations, including disputes with its suppliers, business partners, customers or employees . 25. BitFuFu’s business is capital intensive, and failure to obtain the necessary capital when needed may cause BitFuFu to delay, limit or terminate its expansion efforts or other operations . 26. Any failure to obtain or renew approvals, licenses, permits or certifications required for its operations could materially and adversely affect BitFuFu’s business and results of operations . 27. Limited precedents for accounting treatments of digital assets may subject BitFuFu to changes in accounting treatments for digital assets and related transactions . 28. Digital asset exchanges and wallets, and to a lesser extent, the digital asset network itself, may suffer from hacking and fraud risks, which may adversely erode user confidence in the digital assets , which could decrease the demand for BitFuFu’s products and services . 29. The “halving” of rewards available on the Bitcoin network, or the reduction of rewards on other digital asset networks, could have a negative impact on BitFuFu’s ability to generate revenue . 30. Malicious actors or botnet may obtain control of more than 50 % of the processing power on the Bitcoin or other digital asset network 31. BitFuFu may not be able to adequately protect its intellectual property rights and other proprietary rights, which could have a material adverse effect on business, financial condition and results of operations . 32. BitFuFu may face intellectual property infringement claims or other related disputes, which could be time - consuming, costly to defend or settle and result in the loss of significant rights and lower sales . 33. The loss of any member of BitFuFu’s senior management team, or its failure to attract, train and retain qualified personnel, especially its R&D and technical personnel, could adversely affect BitFuFu’s ability to grow its business and effectively execute its business strategy . 34. The COVID - 19 pandemic could have an adverse effect on BitFuFu’s business, operating results, and financial condition . 35. BitFuFu may be subject to fines and other administrative penalties resulting from its operations, which could materially and adversely affect its business, financial condition and results of operations . 36. If BitFuFu grants employees share options or other equity incentives, its financial condition could be adversely affected . 34

Risk Factors (4/8) 37. BitFuFu has not determined whether its existing internal controls over financial reporting systems are compliant with Section 404 of the Sarbanes - Oxley Act, and it cannot provide any assurance that there are no material weaknesses or significant deficiencies in its existing internal controls . 38. BitFuFu may experience difficulties in establishing relationships with banks, leasing companies, insurance companies and other financial institutions that are willing to provide us with customary financial products and services due to its operations in the digital asset industry, which could have a material adverse effect on its business, financial condition and results of operations . 39. BitFuFu’s interactions with a blockchain may expose it to SDN or blocked persons or cause BitFuFu to violate provisions of law that did not contemplate distribute ledger technology . 40. Digital assets, including Bitcoin, face significant scaling obstacles that can lead to higher fees or slower transaction settlement, and the emergence of mechanisms to improve the scale of transaction settlement may significantly alter the competitive dynamics in the digital asset industry, and its impact on BitFuFu is difficult to estimate . 41. Digital asset transactions are irrevocable and, if stolen or incorrectly transferred, the lost digital assets may be irretrievable . 42. If the re ward of new digital assets and/or transaction fees for solving blocks is not sufficiently high to incentivize transaction processors, such processors may reduce or cease expending processing power on a particular network, which could negatively impact the utility of the network, reduce the value of its digital assets and have a material adverse effect on BitFuFu’s business, financial condition and results of operations . 42. Any loss or destruction of a private key required to access digital assets held by BitFuFu may be irreversible and BitFuFu may lose access to its digital assets . 43. A soft or hard fork on a network could have a material adverse effect on BitFuFu’s business, financial condition and results of operations . 44. The digital assets held by BitFuFu may be subject to loss, damage, theft or restriction on access . 45. The digital assets held by BitFuFu are not subject to Federal Deposit Insurance Corporation or Securities Investor Protection Corporation protections . 46. BitFuFu ’s insurance coverage is limited and may not be adequate to cover its potential losses and liabilities . A significant uninsured loss or a loss in excess of its insurance coverage could have a material adverse effect on its results of operations and financial condition . 47. The supply of Bitcoins available for mining is limited and BitFuFu may not be able to quickly adapt to new businesses when all the Bitcoins have been mined . 48. If BitFuFu were deemed an “investment company” under the Investment Company Act of 1940 , as amended (the “ 1940 Act”), applicable restrictions could make it impractical for it to continue its business as contemplated . 49. BitFuFu may incur significant compliance costs if it is required to register as a money services business under the regulations promulgated by the Financial Crimes Enforcement Network under the authority of the U . S . Bank Secrecy Act, or otherwise under U . S . state laws . 35

Risk Factors (5/8) 50. A particular digital asset’s status as a “security” in any relevant jurisdiction is subject to a high degree of uncertainty, and BitFuFu may be subject to regulatory scrutiny, investigations, fines, and other penalties if it is deemed to be dealing with “ security,” which may adversely affect its business, financial condition and results of operations . 51. Current and future legislation and rulemaking regarding digital assets may result in extraordinary, non - recurring expenses, impose additional regulatory burdens on BitFuFu's business, or otherwise adversely affect BitFuFu’s business, financial condition and results of operations . 52. Changes to, or changes to interpretations of, the U . S . federal, state, local or other jurisdictional tax laws could have a material adverse effect on BitFuFu’s business, financial condition and results of operations . 53. Any global systemic economic and financial crisis could negatively affect the prices of digital assets and in turn, BitFuFu’s business, results of operations, and financial condition . 54. BitFuFu ’ s operations and those of its business partners and customers are vulnerable to natural disasters , geopolitical tensions, and other events beyond BitFuFu's control, the occurrence of which may have an adverse effect on the supply chain of BitFuFu's suppliers and on its facilities, personnel and results of operations . 55. BitFuFu may engage in acquisitions or strategic alliances in the future that could disrupt its business, result in increased expenses, and reduce its financial resources, and such acquisitions or strategic alliances may be successfully implemented or generate positive results as expected . 56. BitFuFu’s prepayments to suppliers may subject it to counterparty risk associated with such suppliers and negatively affect its liquidity and cash position . 56. If BitFuFu experiences difficulty in collecting its account receivables, its liquidity, financial condition and results of operations would be negatively impacted . 36

Risk Factors ( 6 /8) Risk Factors Relating to Arisz and the Proposed Business Combination Other risks and uncertainties include : changes in domestic and foreign business, market, financial, political and legal conditions; the impact of the Covid - 19 pandemic; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expe cte d benefits of the Proposed Business Combination or that the approval of the stockholders of Arisz or the Company is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the Company’s projected financial information; risks related to the organic and inorganic growth of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s current and future business; the amount of redemption requests made by Arisz’s stockholders; the ability of Arisz or the combined company to issue equity or equity - linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future, and those factors discussed in Arisz’s final prospectus dated November 17, 2021 under the heading “Risk Factor s,” and other documents of Arisz filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results im plied by statements made in this Presentation. There may be additional risks that neither Arisz nor the Company presently know or that Arisz and the Company currently believe are im material that could also cause actual results to differ from those contained in forward - looking statements. Accordingly, you should not place undue reliance on our forward - look ing statements. 37

Risk Factors ( 7 /8) Risks Relating to PubCo 1. Currently, there is no public market for the ordinary shares of PubCo . There is no assurance that an active trading market will develop for or of the market price of the ordinary shares of PubCo they will receive or that PubCo will successfully obtain authorization for listing on the Nasdaq . 2. PubCo’s ordinary share price may be volatile and could decline substantially . 3. The sale or availability for sale of substantial amounts of PubCo’s ordinary shares could adversely affect their market price . 4. PubCo will issue ordinary shares as consideration for the Business Combination, and PubCo may issue additional ordinary shares or other equity or convertible debt securities without approval of the holders of PubCo ordinary shares which would dilute existing ownership interests and may depress the market price of PubCo ordinary shares . 5. Volatility in PubCo’s share price could subject PubCo to securities class action litigation . 6. The requirements of being a public company may strain PubCo’s resources, divert PubCo management’s attention and affect PubCo’s ability to attract and retain qualified board members . 7. Recent market volatility could impact the stock price and trading volume of the PubCo’s securities . 8. It is not expected that PubCo will pay dividends in the foreseeable future after the Proposed Business Combination . 9. If securities and industry analysts do not publish research or publish inaccurate or unfavorable research or cease publishing research about PubCo, the price and trading volume of PubCo’s securities could decline significantly . 10. PubCo will be a foreign private issuer within the meaning of the rules under the Exchange Act, and as such it is exempt from certain provisions applicable to domestic public companies in the United States . 11. As an exempted company incorporated in the Cayman Islands, PubCo is permitted to adopt certain home country practices in relation to corporate governance matters that differ significantly from Nasdaq corporate governance listing standards ; these practices may afford less protection to shareholders than they would enjoy if PubCo complied fully with Nasdaq corporate governance listing standards . 12. You may face difficulties in protecting your interests, and your ability to protect your rights through U . S . courts may be limited, because PubCo is incorporated under the law of the Cayman Islands, PubCo conducts substantially all of its operations and a majority of its directors and executive officers reside outside of the United States . 13. PubCo will be an “emerging growth company,” as defined under the federal securities laws, and PubCo cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make the PubCo’s securities less attractive to investors . 14. PubCo may be or become a passive foreign investment company PFIC, which could result in adverse U . S . federal income tax consequences to U . S . Holders . 15. Because under certain attribution rules PubCo’s non - U . S . subsidiaries may be treated as controlled foreign corporations for U . S . federal income tax purposes, there could be adverse U . S . federal income tax consequences to certain U . S . holders of PubCo ordinary shares who own, directly or indirectly, ten percent or more of ordinary shares . 16. Future changes to tax laws could materially and adversely affect PubCo and reduce net returns to PubCo’s shareholders . 38

Risk Factors ( 8 /8) 39 17. PubCo may adopt a dual - class share structure with different voting rights, which may adversely affect the value and liquidity of the ordinary shares. 18. If PubCo adopts a dual - class share structure with different voting rights, this will limit your ability to influence corporate m atters and could discourage others from pursuing any change of control transactions that holders of PubCo’s Class A ordinary shares may view as beneficial. To the extent an ADS facility is adopted after the Business Combination, and aside from those risk factors affecting the ordi nar y shares herein that have similar impacts through the ADS mechanism, investors may face additional risk factors, including the following: 1. Holders of ADSs have fewer rights than direct holders of the ordinary shares and must act through the Depositary to exercise the ir rights. The voting rights of holders of ADSs are limited by the terms of the Deposit Agreement, and ADS holders may not be able to exercise their right to vote directly. 2. The Depositary will give PubCo a discretionary proxy to vote the ordinary shares underlying the ADSs if the holders of such A DSs do not give timely voting instructions to the Depositary, except in limited circumstances, which could adversely affect the interests of holders of the ADSs. 3. Holders of ADSs and the ordinary shares have limited choice of forum, which could limit your ability to obtain a favorable ju dic ial forum for complaints against PubCo, the Depositary or the respective directors, officers or employees of the Depositary and PubCo. 4. An ADS holder's right to pursue claims against the Depositary is limited by the terms of the Deposit Agreement. 5. ADS holders may not be entitled to a jury trial with respect to claims arising under the Deposit Agreement, which could resul t i n less favorable results to the plaintiff(s) in any such action. 6. The Depositary is entitled to charge ADS holders fees for various services, including annual service fees. 7. Holders of ADS may not receive dividends or other distributions from PubCo and the holders thereof may not receive any value for those distributions, if it is illegal or impractical to make them available to them. 8. Holders of ADSs may experience dilution of their holdings due to their inability to participate in rights offerings. 9. Holders of ADSs may be subject to limitations on the transfer of their ADSs.